UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2022

PURE CYCLE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

0-8814	84-0705083
(Commission File Number)	(IRS Employer Identification No.)

34501 East Quincy Avenue, Building 65, Suite A, Watkins, CO 80137

(Address of principal executive offices) (Zip Code)

Registrant’s telephone, including area code	(303) 292-3456

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock 1/3 of $.01 par value	PCYO	The NASDAQ Stock Market
(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth Registrant as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth Registrant ☐

If an emerging growth Registrant, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This current report on Form 8-K is filed by Pure Cycle Corporation (“Registrant”), a Colorado corporation, in connection with the matters described herein

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On September 14, 2022 (“Effective Date”), the Audit Committee (“Audit Committee”) of the Board of Directors (“Board”) of the Registrant and the full Board, approved the dismissal of Plante & Moran, PLLC (“Plante Moran”) following the completion of the year ended August 31, 2022 consolidated financial statement audit. Plante Moran was notified of the dismissal on September 15, 2022. The reports of Plante Moran on the Registrant’s consolidated financial statements as of and for the years ended August 31, 2021 and 2020, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant’s fiscal years ended August 31, 2021 and 2020 and through the date of this Current Report on Form 8-K, there were no disagreements between the Registrant and Plante Moran on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Plante Moran’s satisfaction, would have caused Plante Moran to make reference to the subject matter of the disagreement in connection with its reports for such fiscal years.  Additionally, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except as previously disclosed for the year ended August 31, 2021, and the three quarterly interim periods ended May 31, 2022, Registrant’s management identified a weakness in spreadsheet controls resulting in a material weakness in the Registrant’s internal control over financial reporting, which Plante Moran concurred with.

The Registrant has provided Plante Moran with a copy of the disclosures in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and has requested that Plante Moran furnish the Registrant with a letter addressed to the SEC stating whether Plante Moran agrees with the above statements. A copy of Plante Moran’s letter, dated September 19, 2022, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

Effective September 14, 2022, the Audit Committee and the full Board engaged FORVIS, LLP (“FORVIS”) as the Registrant’s new independent registered public accounting firm commencing with its quarter ending November 30, 2022 and its fiscal year ending August 31, 2023.

During the years ended August 31, 2021 and 2020 and the subsequent interim period through the Effective Date, neither the Registrant nor anyone on its behalf consulted with FORVIS regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report nor oral advice was provided to the Registrant that FORVIS concluded was an important factor considered by the Registrant in reaching a decision as to accounting, auditing or financial reporting issues, (iii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions), or (iv) any “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
16.1	Letter from Plante & Moran, PLLC
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2022

Vice
PURE CYCLE CORPORATION

	By:	/s/ Kevin B. McNeill
Kevin B. McNeill
Vice President and Chief Financial Officer